Exhibit 10.2

THIRD AMENDMENT TO

MASTER PROFESSIONAL SERVICES AGREEMENT

BY AND BETWEEN

MACRO*WORLD RESEARCH CORPORATION

AND

GENPACT INTERNATIONAL, INC. , HUNGARIAN BRANCH

DATED:  March 23, 2009

THIRD AMENDMENT TO

MASTER PROFESSIONAL SERVICES AGREEMENT

                This Third Amendment (the “Amendment”) entered into and effective March 23, 2009 amends that certain Master Professional Services Agreement dated as of November 30, 2005 (as amended, modified and supplemented from time to time, the “Agreement”) by and between Macro*World Research Corporation, a North Carolina corporation having a principal place of business at 301 S. College Street, Charlotte, NC 28288 (“Wachovia”) and Genpact International, Inc. (as successor in business to Genpact International, S.A.R.L.), a Delaware corporation with an office at 1251 Avenue of the Americas, New York, NY 10020, acting through its Hungarian Branch, having its principal place of business at Duna Plaza Offices, 4th Floor, H-1138, Budapest Váci út 178, Hungary (“Genpact”).

                WHEREAS, Wachovia and Genpact are parties to the Agreement and have agreed to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and of other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, Wachovia and Genpact hereby agree as follows:

AMENDMENTS TO THE AGREEMENT

1.                                      Section 4.8, “Key Wachovia Competitors”, is deleted in its entirety.

2.                                      Schedule A is amended in part by deleting the definition of Key Wachovia Competitors.

3.                                      Sections 27.3 (a) and (b)  (Notices) of the Agreement shall be amended by replacing the contact information for Genpact as follows:

“In the case of Genpact

Genpact International, Inc.

1251 Avenue of the Americas

Suite 41

New York, NY 10020

Attention: General Counsel

GENERAL

4.                                      Defined Terms.

Capitalized terms used herein and not otherwise defined have the meaning given in the Agreement.

5.                                      Authority For Amendment.

The execution, delivery and performance of this amendment has been duly authorized by all requisite corporate action on the part of Wachovia and Genpact and upon execution by all parties, will constitute a legal, binding obligation thereof.

6.                                      Effect of Amendment.

Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect.  The Agreement, as amended by this Amendment, constitutes the entire understanding of the Parties with respect to the subject matter hereof.

7.                                      Binding Effect; Severability.

Each reference herein to a Party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure.  In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.                                      Further Assurances.

The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.

9.                                      Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

10.                               Counterparts.

This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by their respective duly authorized representatives, all as of the day and year first above written.

Macro*World Research Corporation		Genpact International, Inc.,
Hungarian Branch

By:	/s/ Scott P. Berrier	By:	/s/ Victor F. Guaglianone

Name:	Scott P. Berrier	Name:	Victor F. Guaglianone

Title:	SVP and Director	Title:	SVP and General Counsel

Date:	3/24/09	Date:	March 23, 2009